SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)           February 6, 2007
BOWATER INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8712	62-0721803

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

55 East Camperdown Way, Greenville, South Carolina	29602

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code           (864) 271-7733
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.
     On February 6, 2007, Bowater Incorporated (the “Company”) issued a press release reporting the financial results of the Company for the three and twelve months ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
     All of the information in Items 2.02 and 9.01 of this report, including the press release attached as Exhibit 99.1 hereto, with the exception of the two paragraphs under the heading “Recent Events” in such press release, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing. The information under the heading “Recent Events” in the press release attached hereto as Exhibit 99.1 shall be deemed “filed” pursuant to Rule 425.
Item 8.01.   Other Events.
     As reported under Item 2.02, the Registrant is filing certain portions of the press release attached hereto as Exhibit 99.1 under Rule 425.
Item 9.01.   Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press release reporting results for the three and twelve months ended December 31, 2006, issued by the Company on February 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWATER INCORPORATED

	By:	/s/ Ronald T. Lindsay

Name: Ronald T. Lindsay
Title: Executive Vice President –
Dated: February 6, 2007		General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release reporting results for the three and twelve months ended December 31, 2006, issued by the Company on February 6, 2007